                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-92465) of FreeMarkets, Inc. of our reports dated January 22, 2001, except for Notes 3 and 14 as to which the date is May 9, 2001, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.





Pittsburgh, Pennsylvania
May 9, 2001